UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2022

FORTUNE BRANDS HOME & SECURITY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road
Deerfield, Illinois		60015-5611
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 484-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2022, the Board of Directors (the “Board”) of Fortune Brands Home & Security, Inc. (the “Company”) adopted amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws, among other things:

•
Modify provisions relating to the procedures of stockholder meetings to expressly contemplate virtual meetings; to update provisions related to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings to conform to recent amendments to the Delaware General Corporation Law; and to further enumerate the powers of the chairperson of a stockholder meeting to establish rules and regulations in his/her discretion, including the power to adjourn a stockholder meeting (even if a quorum is present);
•
Require additional disclosure and enhance procedural mechanics in connection with stockholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at stockholder meetings, including without limitation, by:
o
Clarifying the timing by which such nominations and submissions of proposals (other than proposals to be included in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act) must be received by the Company;
o
Restricting the number of nominees a stockholder may nominate for election at a meeting to the number of directors to be elected at such meeting and restricting stockholders from making additional or substitute nominations following the expiration of the applicable nomination deadline;
o
Requiring additional disclosures from nominating or proposing stockholders, proposed nominees and other persons associated with nominating or proposing stockholders and, if the nominating or proposing stockholder is not a natural person, the natural person(s) associated with such stockholder responsible for the decision to propose the business or nomination;
o
Addressing matters relating to Rule 14a-19 under the Exchange Act (the “Universal Proxy Rules”) (e.g., providing the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rule requirements, requiring stockholders intending to use the Universal Proxy Rules to notify the Company of any change in such intent within two business days and to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five business days before the applicable meeting);
o
Requiring that any proposed nominee agree to tender his or her resignation from the Board if (i) the Board or any Board committee determines that such proposed nominee at any time failed to comply in all material respects with the proposed nominee's agreement provided in the nomination notice (pertaining to matters such as the proposed nominee’s voting commitments, compliance with Company policies and communications with the Company and its stockholders), (ii) the Board provides such proposed nominee notice of such determination, and (iii) if such failure may be cured, such proposed nominee fails to cure such failure within ten business days after delivery of such notice; and
o
Requiring that proposed nominees make themselves available for and submit to interviews by the Board or any Board committee;
•
Provide clarity around the duties of a Lead Director and Chairperson of the Board, including clarification that the role of the Chairperson is a non-officer position, and provide additional clarity around the duties of the Company’s officers, including express authority for the Chief Executive Officer to appoint officers other than "executive officers" (as defined under the Exchange Act);
•
Clarify that directors and stockholders may waive notice of meetings and that neither the business to be transacted nor the purpose of any meeting need be specified in any waiver of notice; and
•
Make various other updates, including ministerial and conforming changes.

The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Fortune Brands Home & Security, Inc., effective as of September 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 3, 2022	By:	/s/ Hiranda S. Donoghue
Hiranda S. Donoghue Senior Vice President, General Counsel and Secretary